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Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Affiliated Managers Group, Inc. (the "Company") for the period ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Jay C. Horgen, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that to his knowledge:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: February 16, 2024

/s/ JAY C. HORGEN
Jay C. Horgen President and Chief Executive Officer

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Exhibit 32.1